UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2006

MED-EMERG INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Province of Ontario	1-13861	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6711 Mississauga Road, Suite 404
Mississauga, Ontario, Canada L5N 2W3

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (905) 858-1368

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

❒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The registrant is filing this Amended Current Report on Form 8-K/A in order to amend the Current Report on Form 8-K filed on October 20, 2006 in order to provide additional disclosure regarding changes in the registrant’s certifying accountant.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On October 16, 2006, Med-Emerg International Inc. (the “Company”) engaged Grant Thornton LLP (“Grant Thornton”) as its principal independent accountant to audit the Company’s financial statements. Grant Thornton replaced Schwartz Levitsky Feldman LLP (“Schwartz”), who were dismissed, effective as of the same date. The decision to have Grant Thornton replace Schwartz was approved by the Audit Committee of the Board of Directors, and ratified by the Board of Directors.

The reports of Schwartz on the Company’s financial statements as of and for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Schwartz at any time during the past two fiscal years or during any interim period on or prior to the date of their dismissal, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Schwartz’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. Schwartz did not advise the Company of any of the matters referenced in Item 304(a)(iv)(B) of Regulation S-B.

Prior to its engagement, the Company did not consult Grant Thornton regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements and neither written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or event of the type described in Item 304(a)(iv) of Regulation S-B.

The Company has provided Schwartz with a copy of the foregoing disclosures and requested that Schwartz furnish a letter to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of Schwartz’s letter, dated December 11, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-k.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

None.
(c) Exhibits

Exhibit No.	Description
16.1	Letter from Schwartz Levitsky Feldman LLP, dated December 11, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 13, 2006	MED-EMERG INTERNATIONAL, INC.

	By:	/s/ Ramesh Zacharias
Ramesh Zacharias,
Chief Executive Officer